Derivatives and hedging	12 Months Ended
Dec. 31, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and hedging	Derivatives and hedging
During 2021 and 2022, the Company entered into forward and cylinder contracts to hedge certain forecasted NIS denominated payroll payments against exchange rate fluctuations of the U.S. dollar, for a period of up to twelve months. The fair value of future hedging transactions is included in other current assets or other payables and accrued expenses, as appropriate. The Company recorded the cash flows associated with these derivatives under operating activities.
The gross notional amounts of the Company’s foreign currency contracts are denominated in NIS and GBP. The notional amounts of outstanding foreign currency contracts in U.S. dollars are as follows:

	December 31,
	2021	2022

Derivatives designated as hedging instruments	$1,817	$2,551
Derivatives not designated as hedging instruments	76	946
Total	$1,893	$3,497

During the years ended December 31, 2020, 2021 and 2022, gains (losses) related to designated hedging instruments were reclassified from accumulated other comprehensive (loss) income when the related expenses were incurred. These gains (losses) were recorded in the consolidated statements of comprehensive income (loss), as follows:

	December 31,
	2020	2021	2022

Cost of revenue	$81	$(10)	$(246)
Research and development	233	(38)	(807)
Sales and marketing	182	(18)	(529)
General and administrative	82	(10)	(361)
Total	$578	$(76)	$(1,943)

During the years ended December 31, 2020, 2021 and 2022, the Company recorded gains (losses) related to non-designated hedging instruments in the amount of $15, $(6) and $(324), respectively, which are classified as finance (expenses) income, net in the consolidated statements of comprehensive income (loss).